Exhibit 10.65

AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

        THIS AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Amendment”) is entered into as of the 12th day of October, 2004, by and between MACK-CALI TEXAS PROPERTY L.P., a Texas limited partnership (“Seller”), and CENTENNIAL ACQUISITION COMPANY, a Texas corporation, and WARAMAUG ACQUISITION CORP., a Texas corporation (collectively, “Purchaser”).

        A.             Seller and Purchaser entered into that certain Agreement of Sale and Purchase dated as of August 10, 2004 (the “Purchase Agreement”). All capitalized terms used but not defined herein shall have the meaning given such terms in the Purchase Agreement.

        B.     Seller and Purchaser now desire to amend the Purchase Agreement as set forth below.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

        1.    Evaluation Period.   The expiration of the Evaluation Period is hereby extended to 5:00 p.m. Eastern Time on October 18, 2004.

        2.    Purchase Price.   The Purchase Price is hereby reduced to Forty-One Million Four Hundred Fifty Thousand and No/100 Dollars ($41,450,000.00).

        3.    Reaffirmation.   Except as modified by this Amendment, the Purchase Agreement is hereby ratified and confirmed and in full force and effect. In the event of a conflict between the terms of this Amendment and the Purchase Agreement, the terms of this Amendment shall control.

        4.    Counterparts.   This Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same Amendment, and the signature page of any counterpart may be removed therefrom and attached to any other counterpart. This Amendment shall be legally binding upon receipt by each party of the facsimile or the original signature of Seller and of Purchaser.

      [SIGNATURES FOLLOW ON NEXT SUCCEEDING PAGE]

        IN WITNESS WHEREOF the parties have executed this Amendment as of the day and year first above written.

PURCHASER: CENTENNIAL ACQUISITION COMPANY By: /s/ Steven H. Levin —————————————— Name: Steven H. Levin Title: President

WARAMAUG ACQUISITION CORP. By: /s/ Cindy Nelson —————————————— Name: Cindy Nelson Title: Vice President

SELLER:

MACK-CALI TEXAS PROPERTY L.P.

By:  Mack-Cali Sub XVII, Inc., its general partner

      By:  /s/  Barry Lefkowitz
      ———————————
      Name:  Barry Lefkowitz
      Title:  Executive Vice President
and Chief Financial Officer